UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 10/22/2007

API NANOTRONICS CORP.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number: 000-29429

Delaware	98-0200798
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

505 University Avenue, Suite 1400, Toronto, Ontario, Canada	M5G 1X3
(Address of Principal Executive Offices)	(Zip Code)

(416) 593-6543

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 3.02.	Unregistered Sales of Equity Securities.

On October 22, 2007 API Nanotronics Corp. (the “Company”) accepted a subscription for 666,666 shares of its common stock for $0.75 per share sold to an investor located outside the United States in a private placement transaction, which was made pursuant to Regulation S under the Securities Act of 1933 and was exempt from registration under such act. In such private placement transaction, Prathit Holding S.A. purchased 666,666 shares of common stock for $500,000. No underwriter was involved in such sale and the Company received all the proceeds of sale.

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Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 23, 2007	API NANOTRONICS CORP.

	By:	/s/ Phillip DeZwirek
Phillip DeZwirek,
Chief Executive Officer

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